ADMINISTRATIVE SERVICES AGREEMENT


         THIS ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") is made and entered into effective as of January 1, 1999, by and between Homestead Village Incorporated, a Maryland corporation ("the Company"), and SCGroup Incorporated, a Texas corporation ("SCGroup").


         WHEREAS, the Company wishes to purchase from SCGroup certain administrative services designed to assist the Company in the cost-efficient management of the Company's administrative and business affairs in the manner and pursuant to terms and conditions as more specifically described herein; and

         WHEREAS, SCGroup desires to provide or cause to be provided those services requested by the Company under such terms and conditions; and

         WHEREAS, SCGroup will perform similar administrative services for other entities (collectively "SCGroup Clients") which may vary from time to time.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         Section 1.        Services

                  1.1 Scope of Services. The specific services to be provided by SCGroup to the Company (each a "Service" and collectively the "Services") shall be listed in Schedule A. Schedule E provides a description of the manner and extent to which each Service will be provided. The scope of Services provided by SCGroup may be expanded, reduced or otherwise modified during the Initial Term (as defined in Section 3) or any Renewal Term (as defined in Section 3) upon prior written agreement of the parties. Unless otherwise agreed, the Company shall provide SCGroup with written notice at least 30 days prior to any requested change in the scope of Services. In addition, the parties shall review the scope of Services annually and shall complete such review and agree upon any resulting scope changes for the upcoming calendar year not later than November 30 of the then current year. In either event, Schedules A and E shall be amended to reflect any agreed upon changes in the scope of Services.

                  1.2 Performance of Services. SCGroup covenants that it will perform or cause to be performed the Services in a timely, efficient and workmanlike manner. SCGroup further covenants that it will maintain or contract for a sufficient staff of trained personnel to enable it to perform the Services hereunder. SCGroup may delegate and subcontract some or all of its obligations under this Agreement to one or more third parties. If SCGroup does so, it will remain responsible for the performance of all obligations performed by such subcontractors to the same extent as if such obligations were performed by SCGroup employees.

                  1.3 Access, Information, Cooperation and Assistance. The Company will provide SCGroup with all access, Company information, cooperation and assistance necessary for SCGroup to perform the Services in accordance with this Agreement. The Company will cooperate with SCGroup to institute changes expected to result in reduced and more efficient resource usage.

                  1.4 Changes in Scope of Service. Subject to appropriate undertakings of confidentiality by SCGroup, the Company shall notify SCGroup at least 30 days prior to the occurrence of any of the following: (i) the Company proposes to acquire any new property or properties; (ii) the Company proposes to enter into any business combination or acquire any significant assets of another person or entity, (iii) the Company proposes to establish any new subsidiary corporation, partnership, joint venture, business trust or other entity; (iv) the Company proposes to conduct operations or business in any state or other jurisdiction in which the Company is not qualified to transact business; or (v) the Company proposes to take any other action which may significantly increase the scope of Services to be provided by SCGroup hereunder. Upon receipt of such notice by SCGroup, the parties shall negotiate in good faith the scope of such Services and the charges payable therefor (if additional Services are required). Any such charges shall be payable by the Company as provided in Section 2.4.

         Section 2.        Charges.

                  2.1 Charges. The charges to be paid by the Company to SCGroup for the Services then being performed or to be performed by SCGroup shall be listed in Schedule B ("Charges"). These charges shall remain in effect throughout the initial or applicable Renewal Term of this agreement. If the scope of Services is changed during the annual review process or at any other time, the parties shall negotiate in good faith and agree in advance on any resulting changes in the Charges to be paid to SCGroup by the Company in the subsequent Renewal Term. Schedule B shall be amended to reflect any agreed upon changes in the Charges.

                  2.2 Retained Expenses. The Company shall retain financial responsibility for those functions and expense items shown as retained expenses in Schedule D. The Company will be billed directly by third parties for such services. The Company agrees to pay such expenses timely and in the ordinary course of business.

                  2.3 Pass-Through Expenses. Pass-through expenses are listed in Schedule C. Unless otherwise agreed by the parties, pass-through expenses will be paid by the Company directly. SCGroup will promptly provide the Company with the original third-party invoice for such expenses together with a statement that SCGroup has reviewed and validated the invoiced charges. SCGroup will highlight any charges that appear to be inappropriate and will work with the Company to reconcile all bills with the third-party suppliers.

                  2.4 Payment for Services. SCGroup shall invoice the Company, at the end of each calendar month, the amount agreed to from time to time pursuant to Section 2.1 for the applicable Service. Such amount shall be payable in full within 20 days of receipt of such invoice by the Company. Any past due amounts shall be subject to a .834% per month (10% per annum) (or the maximum rate allowable by law, whichever is less) late payment fee.

                  2.5      Taxes.

                  (a) Each party will pay any real estate or personal property taxes on property its owns or leases, franchise and privilege taxes on its business, and taxes based on its net income or gross receipts.

                  (b) SCGroup will pay all sales, use, excise, value-added, services, consumption, and other taxes and duties payable by SCGroup on any goods or services used or consumed by SCGroup in providing the Services where the tax is imposed on SCGroup's acquisition or use of such goods or services and the amount of tax is measured by SCGroup's costs in acquiring such goods or services.

                  (c) In the case of any sales, use, excise, value-added, services, consumption, or other tax during the term of this Agreement that is assessed on the provision of the Services as a whole, or on any particular hardware, software, or Services received by the Company from SCGroup, the Company will pay such taxes.

                  (d) The Parties agree to fully cooperate with each other to enable each to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible.

         Section 3. Term. The initial term of this Agreement shall commence on the date hereof and, unless terminated earlier in accordance with Section 10, shall end on December 31, 1999 (the "Initial Term"). Absent written notice of non-renewal as provided in this Section 3, this Agreement shall be automatically renewed for successive one-year terms (each, a "Renewal Term") upon the expiration of the Initial Term and each Renewal Term. Notice of non-renewal, if given, shall be given in writing by either party hereto not less than ninety
(90)  calendar  days before the  expiration  of the Initial  Term or any Renewal
Term.

         Section 4. Audit of Services. At any time during regular business hours and as often as reasonably requested by the Company's officers, SCGroup shall permit the Company or its authorized representatives to examine and make copies and abstracts from the records and books of SCGroup for the purpose of auditing the performance and Charges of SCGroup under the terms of this Agreement; provided, that all costs and expenses of such inspection shall be borne by the Company.

         Section 5. Company Data. Data obtained by SCGroup from the Company in connection with the performance of any Services ("Company Data") is and shall remain the exclusive property of the Company. SCGroup is authorized to have access to and make use of the Company Data as necessary and appropriate for the performance by or for SCGroup of its obligations under this Agreement. Upon the termination or expiration of this Agreement, SCGroup will return to the Company all Company Data then in its possession. SCGroup will not use Company Data for any purpose other than for providing the Services.

         Section 6. Confidentiality. Except as otherwise provided in this Agreement, SCGroup and the Company each agree that all information communicated to it by the other, whether before or after the effective date of this Agreement, will be received in strict confidence, will be used only for purposes of this Agreement, and will not be disclosed by the recipient party without the prior written consent of the other party. Each party agrees to use the same means it uses to protect its own Confidential Information, but in any event not less than reasonable means, to prevent the disclosure of such information to outside parties. However, neither party will be prevented from disclosing information to its counsel or regular public accountants, or from disclosing information which belongs to such party, or is (a) already known by the recipient party without an obligation of confidentiality; (b) publicly known or becomes publicly known through no unauthorized act of the recipient party; (c) rightfully received from a third party; (d) independently developed without use of the other party?s confidential information; (e) disclosed without similar restrictions to a third party by the party owning the confidential information; or (f) required to be disclosed pursuant to a requirement of a governmental agency or legal requirement if the disclosing party provides the other party with notice of this requirement prior to disclosure.

         Section 7.        Service Levels.

                  7.1 Establishment of Service Levels. Schedule E contains the scope of services and service levels agreed to by the parties. To the extent any desired service level is determined by the parties to be unattainable using commercially reasonable efforts, SCGroup will identify the level of service which is reasonably attainable, the modifications or changes necessary to attain the higher service level and the costs associated with such modifications or changes. Following the initial one year period, the parties will meet as required to evaluate and revise the service levels to the extent appropriate. SCGroup will measure the quality and quantity of the Services actually delivered. The data obtained by SCGroup will be reviewed and verified by the parties and will be one of the bases for evaluating and possibly revising Schedule E. All such revisions must be agreed to by the Company and SCGroup. If requested, the Company will provide copies of relevant information in its possession to SCGroup to assist in any review or revision of the service levels.

                  7.2 Failure to Attain Service Levels. If SCGroup fails to attain any service level, SCGroup will (i) promptly investigate the cause of the problem; (ii) prepare a report identifying the cause of the problem and recommending solutions; and (iii) use commercially reasonable efforts to correct the problem and to begin meeting the service levels as soon as practicable.

         Section 8. Prevention of Performance. SCGroup shall not be determined to be in violation of this Agreement if it is prevented from performing any Services hereunder, in whole or in part, by the acts or omissions of the Company or a third party or for any other reason beyond its reasonable control, including without limitation acts of God, nature or public enemy, war, civil disturbance, labor dispute, failure or fluctuation in electrical power, heat, light, air conditioning or telecommunication service, or limitations of law, regulations or rules of the Federal, state or local government or of any agency thereof.

         Section 9.        Software and Other Intellectual Property.

                   9.1 Company Software. The Company's ownership, license or other right or title to computer software used by the Company
("Company Software") will remain the Company's property and SCGroup will have no ownership interest or other right in such Company Software due to this Agreement or the services provided hereunder, except as provided in this Section. The Company grants to SCGroup, without charge, the limited nonexclusive nontransferable right to access Company Software during the term of this Agreement for the purpose of, and to the extent necessary for, performing the Services.

                  9.2 SCGroup Software. Software owned by or licensed to SCGroup which is used by SCGroup in providing the Services (collectively, "SCGroup Software") is and will remain SCGroup's property and the Company will have no ownership interest or other right in such SCGroup Software.

                  9.3  Intellectual  Property  Rights.  If,  in  the  course  of providing Services under this Agreement, the Company requests and SCGroup agrees to develop any Software, process, document or other material to the specification of the Company, not being SCGroup Software or an enhancement thereto, and the Company pays all of the Charges associated with such development ("Work Product"), then the copyright or other intellectual property rights and all legal and beneficial rights therein shall belong to the Company. SCGroup hereby assigns to the Company all right, title and interest that arises in SCGroup with respect to such Work Product, including all intellectual property rights related thereto, and SCGroup agrees to take all reasonable steps and execute all documents necessary to perfect title to such Work Product in the Company. SCGroup shall be permitted to access and use such Software, process, document or other material to the extent necessary for the provision of the Services to the Company.

                  9.4  SCGroup  Ownership  Rights.  Except  as  provided  for in
Section 9.3 above, all copyright or intellectual property rights in any Software, process, document or other material created by SCGroup, its employees or agents and all legal and beneficial rights therein shall belong to SCGroup.

         Section 10.       Termination.

                  10.1 Termination for Cause. Either party may terminate this Agreement, in whole or in part, by giving written notice to the other party, if such other party materially breaches any of its duties or obligations set forth herein and fails to cure such breach within thirty (30) days of written notice of such breach. If less than all Services are terminated, the parties will equitably adjust the Charges to be paid by the Company hereunder for the remaining Services.

                  10.2 Terminate for Insolvency.  In the event that either party
(a) files for bankruptcy; (b) becomes or is declared insolvent, or is the subject of any proceedings related to its liquidation, insolvency or the appointment of a receiver or similar officer for it; (c) makes an assignment for the benefit of all or substantially all of its creditors; or (d) enters into an agreement for the composition, extension, or readjustment of substantially all of its obligations, then the other party may terminate this Agreement at any time upon notice to the other party.

         SECTION 11. DISCLAIMER AND LIMITATION OF LIABILITY AND INTELLECTUAL PROPERTY CLAIMS BETWEEN PARTIES.

                  11.1 DISCLAIMER. EXCEPT AS SPECIFICALLY STATED IN THIS AGREEMENT, NEITHER SCGROUP NOR THE COMPANY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY MATTER, INCLUDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, TITLE, FITNESS FOR A PARTICULAR USE OR PURPOSE, OR RESULTS TO BE DERIVED FROM THE USE OF ANY HARDWARE, SOFTWARE, SERVICES OR OTHER ITEMS PROVIDED UNDER THIS AGREEMENT.

                  11.2 LIMITATION OF LIABILITY. IN NO EVENT WILL A PARTY BE LIABLE FOR INDIRECT, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Additionally, the total liability of the parties under or in connection with this Agreement will be limited to the total charges paid by the Company to SCGroup during the 12 months preceding the event which is the subject of the claim (the "Liability Cap"); provided, however, the Liability Cap will not apply with respect to (i) damages occasioned by the willful misconduct of a party, (ii) claims that are the subject of the indemnification provisions set forth herein, or (iii) the failure to pay Charges due and owing to SCGroup under this Agreement.

         Section 12.       Indemnification.

                  12.1 By the Company. The Company shall indemnify, defend and hold SCGroup, and its directors, officers, and employees harmless from and against all damages, losses and reasonable out-of-pocket expenses (including fees) incurred by SCGroup Incorporated in the course of performing the duties on behalf of the Company and its subsidiaries as prescribed hereby, except for matters covered by subsection 12.2 hereof.

                  12.2 By SCGroup. SCGroup shall indemnify, defend and hold the Company, its trustees, officers and employees harmless from and against all damages, losses and reasonable out-of-pocket expenses (including fees) caused by or arising out of any willful misconduct or gross negligence by SCGroup in the performance of its obligations under this Agreement.

                  12.3 Remedy. Except as otherwise provided in subsection 12.2 hereof, SCGroup does not assume any responsibility under this Agreement other than to render the Services called for under this Agreement in good faith and in a manner reasonably believed to be in the best interests of the Company. Except as otherwise provided in subsection 12.2 hereof, the Company's sole remedy on account of the failure of SCGroup to render the Services as and when required hereunder shall be to procure services elsewhere.



         Section 13.       Relationship of the Parties.

                  13.1 Independent Contractor Status. SCGroup is an Independent Contractor. This Agreement will not be construed as creating any partnership, agency relationship or other form of legal association that would impose liability upon one party for the other party?s actions or failure to act. Nor will this Agreement be construed as providing either party with the right, power or authority (express or implied) to create any duty for, or obligation of, the other party.

                  13.2 Responsibility for Employees. Each party will be responsible for the management, direction and control of its employees and other agents. All SCGroup employees used in performing SCGroup?s obligations under this contract shall be employed solely and exclusively by SCGroup, and all Company employees used in performing the Company?s obligations under this Agreement shall be employed solely and exclusively by the Company. Thus, SCGroup and the Company shall not be considered a joint or single employer of any employee.

                   13.3 SCGroup Control of Services. Except where this Agreement expressly provides that SCGroup will perform certain identified Services as agent for the Company, the Services will be under the control, management and supervision of SCGroup.

          Section 14.       Notices.

                   14.1 Manner of Delivery. Each notice, demand, request, consent, report, approval or communication (each a "Notice") which is or may be required to be given by either party to the other party in connection with this Agreement and the transactions contemplated hereby, shall be in writing, and given by telecopy, personal delivery, receipted delivery service, or by certified mail, return receipt requested, prepaid and properly addressed to the party to be served.

                   14.2     Addresses.  Notices shall be addressed as follows:

                            If to the Company:
                                     Homestead Village Incorporated
                                     7777 Market Center Avenue
                                     El Paso, TX  79912
                                     Attention:  Bryan J. Flanagan

                            If to SCGroup:
                                     SCGroup Incorporated
                                     7777 Market Center Avenue
                                     El Paso, Texas 79912
                                     Attention:  J. Robert Hutchison

                   14.3 Effective Date of Notice. Notices shall be effective on the date sent via telecopy, the date delivered personally or by receipted delivery service, or three (3) days after the date mailed.

                   14.4 Change of Address. Each party may designate by notice to the others in writing, given in the foregoing manner, a new address to which any notice may thereafter be so given, served or sent.

          Section 15. Entire Agreement. This Agreement, together with the Exhibits hereto, constitutes and sets forth the entire agreement and understanding of the parties pertaining to the subject matter hereof, and no prior or contemporaneous written or oral agreements, understandings, undertakings, negotiations, promises, discussions, warranties or covenants not specifically referred to or contained herein or attached hereto shall be valid and enforceable. No supplement, modification, termination in whole or in part, or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

          Section 16. Priority. If there is any apparent conflict or inconsistency between the provisions set forth in this Agreement, and the provisions set forth in any schedule, exhibit, attachment or supplement attached hereto, to the extent possible such provisions will be interpreted in a manner so as to make them consistent. If it is not possible to interpret such provisions consistently, the provisions set forth in the body of this Agreement will prevail.

          Section 17. No Third Party Beneficiaries. The parties do not intend, nor will any clause of this Agreement be interpreted to create, for any third party any obligation to or benefit from the Company or SCGroup.

          Section 18. Survival. All provisions of this Agreement which contemplate performance or observance following the expiration or earlier termination of this Agreement, will survive any such expiration or earlier termination. Additionally, all provisions of this Agreement will survive the expiration or earlier termination of this Agreement to the fullest extent necessary to give the parties the full benefit of the bargain expressed herein.

          Section 19. Consents and Approvals. Where agreement, approval, permission, acceptance, consent or similar action by either party is required by any provision of this Agreement, such action will not be unreasonably delayed, conditioned or withheld.

          Section 20. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, each of their respective successors and permitted assigns, but may not be assigned by either party without the prior written consent of the other party, and no other persons shall have or derive any right, benefit or obligation hereunder.

          Section  21.  Headings.   The  headings  and  titles  of  the  various
  paragraphs of this Agreement are inserted merely for the purpose of convenience, and do not expressly or by implication limit, define, extend or affect the meaning or interpretation of this Agreement or the specific terms or text of the paragraph so designated.

          Section 22. Governing Law. This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Texas.

          Section 23. Severability. If any provision of this Agreement shall be held invalid by a court with jurisdiction over the parties to this Agreement, then and in that event such provision shall be deleted from the Agreement, which shall then be construed to give effect to the remaining provisions thereof. If any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then in that event, to the maximum extent permitted by law, such invalidity, illegality or enforceability shall not affect any other provisions of this Agreement or any other such instrument.

          Section 24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall be considered one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                         HOMESTEAD VILLAGE INCORPORATED



                                             By:
                                                      Bryan J. Flanagan
                                                      Senior Vice President



                              SCGROUP INCORPORATED



                                             By:
                                                      Paul E. Szurek
                                                      Managing Director




                                   SCHEDULE A

SCGroup shall provide the Company with the following services described in Schedule E to this Agreement:



------------------------------------------------- -----------------------------
                                                         PARAGRAPH
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Business Services
------------------------------------------------- -----------------------------
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Payroll Bank Reconciliation                             1.4 - only
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Stock Option Administration & Reporting                 1.8 - only
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Cash Management                                             2
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Corporate Tax Administration                                3
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Disbursements                                               4
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Facilities Management                                       5
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Human Resources                                             6
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Internal Audit                                              7
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Legal                                                       8
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MIS                                                         9
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Payroll Processing                                          10
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Property Tax Administration                                 11
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 Risk Management                                            12
------------------------------------------------- -----------------------------
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Special Projects                                            13 - as requested &
                                                     authorized in advance
------------------------------------------------- -----------------------------

                                   SCHEDULE B

SCGroup will provide the services listed in Schedule A to be billed at the following rates:


      SERVICE DESCRIPTION                               COST DRIVER            RATE/COST DRIVER
----------------------------------------------- -------------------------- --------------------------------
BUSINESS SERVICES:
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Financial Reporting and Analysis Services             per hour                   $60
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   G/L Accounting Services                               per hour                   $25
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Stock Option Administration & Reporting               per account                $100/year
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Registrar and Transfer Agent Services (for up to      per month                  $1,000
   300 shareholders/certificates; $5 per shareholder
   transactions above 300; $2.30/check (dividend/
   bond)
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Payroll/Bank Reconciliation                           per hour                   $30
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   EIP Accounting                                        per hour                   $25
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Budgeting and Forecasting                             per hour                   $40
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
CASH MANAGEMENT:
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Bank Relationship Management                          bank accounts      Monthly fee (plus $1,000 per
                                                                                    bank account)(1)
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
  Wire Transfers (special handling wires - $40/wire)      # wires                    $16/wire
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
CORPORATE TAX SERVICES:
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Income Tax Consulting                                  Hours                      $85
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Tax Compliance                                         Hours                      $60
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
DISBURSEMENTS:
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Accounts Payable (including filing and retrieval)       # invoices                 $2.30/invoice
   ($2.00 for invoices over 200,000)
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Help Desk                                               per call                   $4.00
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Emergency checks                                        per check                  $50
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   A/P Rejects                                             per reject                 $20
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Soda Stop Payments                                      per stop payment           $50
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   T&E Processing                                          # vouchers                 $9/voucher
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Corporate Travel Center (and Corporate Card             T&E $                      1%
   Administration)
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
FACILITIES MANAGEMENT:
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   El Paso only                                            Headcount                  $1,600/year
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
HUMAN RESOURCES:
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Performance Review & Compensation Services              Headcount                  $60/year
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Database Management                                     Headcount                  $25/year
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Health Benefits Administration                          Participants               $100/year
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Retirement Plan Administration                          Participants               $100/year
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Compliance Services                                     Headcount                  $60/year
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Relocations (International $4,200)                      per relocation             $700
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   HRIS (special reports $65/per hour)                     per HR report              $80
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Pre-employment Screening                                per candidate              $60
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Recruitment (El Paso only)                              per new hire               $2,230
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   H/R Help Desk                                           Headcount                  $15/year
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
INTERNAL AUDIT SERVICES:
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Internal Audit                                          Hours                      $65
----------------------------------------------- -------------------------- --------------------------------
----------------------------------------------- -------------------------- --------------------------------
   Audit Planning and Presentation                         Hours                      $125
----------------------------------------------- -------------------------- --------------------------------


      SERVICE DESCRIPTION                             COST DRIVER                  RATE/COST DRIVER
---------------------------------------------- -------------------------- --------------------------------
LEGAL SERVICES:
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Lawyer                                              per hour                   $180
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Paralegal                                           per hour                   $90
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Associate                                           per hour                   $45
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
MIS SERVICES:
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Office Setup-Support                                per hour                   $75
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Data Center Operations                              per PC/per year            $564
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Telecom Voice Networks                              per port/per year          $190
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   2nd Line Help Desk                                  per call                   $25
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Training Offsite                                    per day                    $2,800
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Training Onsite                                     per 2-hour class           $45
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   On-line Training                                    per student/year           $100
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Vendor Management and Administration                per PC/per year            $220
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Applications Development (non-El Paso-$75)          per hour                   $80
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   PeopleSoft Financials, Support and Maintenance      per user                   $225/month
   (over 50 users, $100/month)
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   PeopleSoft H/R-Payroll Support & Maintenance        Headcount                  $100/year
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Technical Writing                                   per hour                   $45
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
PAYROLL (special handling checks/$50)                  # of pay checks            $4.00
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
PROPERTY TAX SERVICES:
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Property Tax Appeals/Administration                 per property per year      $800
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Property Tax Research                               per hour                   $70
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
RISK MANAGEMENT:
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Maintain and procure insurance coverage              $ premium                  4.25%
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Claims Management                                    $ per claim                $215
---------------------------------------------- -------------------------- --------------------------------
---------------------------------------------- -------------------------- --------------------------------
   Secure Performance Bonds                             $ per bond premium         12%
---------------------------------------------- -------------------------- --------------------------------





(1) Property bank accounts are counted as one quarter of corporate bank accounts. Cash Management fee based on customer revenues and is $0.25 per $1,000 of revenue.


                                   SCHEDULE C

               Pass-Through Expenses are expenses and costs incurred by the Company for which SCGroup has oversight responsibility for the third-party vendor and will review and validate the invoiced charges. These Pass-Through Expenses include but are not limited to the following:

               -   Independent audit expenses

               -   External tax-related services

               -   Insurance premiums and claims

               -   Banking fees

               -   External payroll processing fees

               -   Third-party vendors hired at the direction of the Company

               -   Out-of-pocket expenses
                      -   All out-of-pocket expenses will be billed as incurred.

                          Applicable  out-of-pocket  expenses  may include but

                          are not limited to: postage,  envelopes, labels, forms

                          and stationery and delivery and freight charges

               -    Computer hardware, software or telephone equipment purchases

                                   SCHEDULE D


               Retained Expenses are costs and expenses incurred by the Company from third parties which may provide the Company with administrative services in an outsource arrangement. Retained expenses include, but are not limited to, the following:

                -  Costs and  expenses of third party  service  providers  (eg:
                   IBM,   CompuCom  or  Merrill   Lynch),   including  fees  and
                   out-of-pocket expenses.

                                   SCHEDULE E

SERVICE LEVEL DESCRIPTION AND STANDARDS BETWEEN THE COMPANY AND SCGROUP


A.        Purpose of Objective

          The Company and SCGroup have jointly created this Schedule to detail the conditions and expectations of the two parties regarding service delivery by SCGroup to the Company.

          No changes will be made to this Schedule without the agreement of both
          parties.   This  Schedule  will  remain  in  force  until   explicitly
          superseded, replaced or terminated.

B.        Scope

          SCGroup provides the services provided for in the Agreement to which this Schedule is attached. Section E of this Schedule contains service descriptions and standards to which SCGroup will adhere in providing services during the term of this agreement.

          From time to time, the Company may make requests for additional services not covered by this Agreement ("out-of-scope" services). Upon such request, the Company and SCGroup shall determine in good faith whether such services requested by the Company were intended to be included in paragraph D below or were out-of-scope. If the services are determined to be out-of-scope, SCGroup personnel will notify requesting Company personnel if they believe a service request is out-of-scope. It a service request is determined to be out-of-scope, an estimate of the cost will be provided to the Company Service Manager and approval received from the Service Manager prior to providing such service to the Company.

          This Schedule pertains to all personnel in the home office, as well as all regional offices within the United States.

C.        Contact Personnel

          The Company and SCGroup each shall designate a Service Manager who is responsible for managing the respective rights and obligations of the parties.

          Contact information for the Service Managers and related personnel are listed in Appendix A.

D. SCGroup agrees to provide the company with some or all of the following services and adhere to the service standards described below through the term of this agreement.

          SCGroup  will  also  provide  the  Company  with   standard,   monthly
          management reports to assist the Company with the analysis of the Company's usage of SCGroup services. The reports will contain budget-to-actual volume data and comparisons and information to enable the Company to determine the source of demand for non-standard services.

          1.       Business Services

                   1.1      General Ledger Accounting Services

                            (a)  General Ledger Accounting
                                 - Maintain system master files including chart
                                   of accounts and application  security
                                 - Generate  and  record   standard   general
                                   ledger  transactions  Record  non-standard
                                   general  ledger  transactions  provided by
                                   management
                                 - Update  system with annual  budget and
                                   quarterly    forecast   data

                                 - Produce standard system  generated  financial
                                   statements
                                 - Support   external  audit  requirements
                                 - Maintain   transaction
                                   documentation and closing files (trial
                                   balance, current ledger, various account analysis, reconciliations, sub-ledger printouts, closing checklist)

                            (b)    Property Accounting
                                 - New    property    setup   and    on-going
                                   maintenance  from lease abstracts
                                 - Produce and record monthly recurring charges
                                   (rent roll)
                                 - Record  non-recurring   charges  provided  by
                                   management
                                 - Record and apply cash  receipts  to  open
                                   charges
                                - Produce standard  system generated receivable,
                                  revenue and  management  reports
                                - Maintain   transaction   documentation   and
                                  closing     files (account analysis and
                                  sub-ledger to general ledger reconciliations)

                            (c)    Project Cost
                                 - Maintain system master files including job
                                      data  and  cost  codes
                                 - Record  job  cost   transactions
                                 - Update  system with job cost  budget  data
                                 - Produce   standard   system  generated   job
                                   cost   reports
                                 - Maintain   transaction   documentation   and
                                   closing files (account analysis and
                                   sub-ledger to general ledger reconciliations)

                   1.2      Financial Reporting and Analysis
                                 - Prepare Security Capital Group Incorporated
                                   ("SCG") flash and performance summary
                                   internal reports
                                 - Prepare standard company management financial
                                   and operating reports (as they exist on the date of this agreement)
                                 - Prepare financial statements for external use
                                 - Other ad hoc  reports and  analysis including
                                   supporting  schedules
                                 - Report development and/or assistance with
                                   third party report development

                   1.3      Budgeting and Forecasting
                                 - Prepare  budgets and forecasts at the
                                   direction  of the  Company
                                 - Prepare  future  cash flow or other forward
                                   looking projections

                   1.4      Payroll Bank Reconciliations
                                 - Reconcile  Company  payroll bank  accounts on
                                   a monthly basis  utilizing
                                 - SCGroup  standard bank reconciliation forms
                                 - Provide journal entries necessary to correct
                                   company book cash balance by the end
                                   of the following month

                   1.5      Service Level Standards (for paragraphs 1.1 through
                            1.4)
                                 - Produce flash and performance summary reports
                                   by the 5th business day and the 15th
                                   day following the  end of the month,
                                   respectively
                                 - Respond to questions and management requests
                                   within twenty-four hours

                   1.6      EIP Accounting
                            (a)  Services  -  The  following   services  are
                                 provided  for  each   Employee   Investment
                                 partnership:
                                 - Partner  investments  and  withdrawals
                                   are  accounted  for  in  total  in  the
                                   PeopleSoft  General  Ledger  System and
                                   tracked  by  partner  in an EIP  Access
                                   Database
                                 - Fundings to the investment companies are
                                   prepared for EIP partners as well
                                   as accredited investors
                                 - Dividends    from    the    investment
                                   companies  are  deposited and posted to
                                   the   general   ledger   in  total  and
                                   allocated to each partner quarterly
                                 - Cash accounts are monitored daily Bank
                                   reconciliations  are performed monthly
                                 - EIP  distributions  are  prepared  and
                                   processed semi-annually

                            (b)    Service Level Standards
                                 - Partner  investments  and  withdrawals
                                   will be  posted to the  general  ledger
                                   and the  database  within five  working
                                   days of receipt
                                 - All partner checks will be delivered to Cash
                                   Management the same day they
                                   are received
                                 - Distributions to investment companies will be
                                   wired within one working day
                                   of the funds being available
                                 - Dividends   will  be   posted  to  the
                                   general  ledger and  allocated  to each
                                   partner  within  five  working  days of
                                   receipt
                                 - Cash accounts will be monitored daily via
                                   Cash Management XRT electronic
                                   files
                                 - Bank  reconciliations will be prepared
                                   by the  end of each  subsequent  month
                                 - EIP distributions and/or statements to
                                   partners will be processed and
                                   mailed  semi-annually on January 31 and
                                   July 31, or five working days following
                                   the  receipt  of the  dividend  checks,
                                   whichever is later.

                   1.7      Registrar and Transfer Agent Services

                            (a)  Account  Maintenance  (maintenance of
                                 shareholders of record)
                                 - Processing of  new shareholder  accounts
                                 - Posting and acknowledging  address    changes
                                 - Processing    other    routine   file
                                   maintenance  adjustments  Posting all
                                   transactions,   including  debit  and
                                   credit certificates to the
                                   stockholder
                                 - Researching and responding to all registered
                                   shareholder inquiries
                                 - Responding to requests for audit
                                   confirmations

                            (b)  Routine Certificate Issuance (issuance,
                                 cancellation and registration of certificates
                                 - Production and mailing of certificates
                                 - Processing of all legal transfers
                                 - Combining   certificates   into  large
                                   and/or smaller denominations
                                 - Replacing lost certificates Placing,
                                   maintenance and removing stop-transfer
                                   notations

                            (c)  Mailing,  Reporting and  Miscellaneous
                                 Services
                                 - Addressing,   enclosing  and  mailing to
                                   registered shareholders company-provided
                                   materials
                                 - Preparing  and  mailing  dividend  and
                                   interest  checks  Preparing   standard
                                   reports - Stockholder Activity Report,
                                 - Certificate  Detail Report, and Net Change
                                   Report
                                 - Preparing 1099s and corresponding end of year
                                   reports

                            (d)  Annual Meeting Services
                                 - Preparing stockholder lists for mailing of
                                   announcements
                                 - Preparing mailing labels for proxies

                            (e)  Service Level Standards
                                 - SCGroup shall at all times act in good
                                   faith  and   agrees  to  use  its  best
                                   efforts within  reasonable  time limits
                                   to ensure the  accuracy of all services
                                   performed under this Agreement
                                 - Shareholder  list  will be  mailed  or
                                   e-mailed  by the  15th  of  the  month
                                 - Dividend   payment   checks  that  are
                                   required   to  be  signed  by  persons
                                   located  outside El Paso will be overnighted
                                   to the Company for signature one day in
                                   advance of the dividend payment date
                                 - Where  an   authorized   check  signer
                                   resides  in El  Paso,  checks  will  be
                                   mailed directly from the El Paso office
                                   on the dividend payment date

                   1.8      Stock Option Administration and Reporting

                            (a)  Account Maintenance
                                 - Process of new stock option accounts
                                 - Post and acknowledging address changes
                                 - Process other routine file maintenance
                                   adjustments
                                 - Post  all   transactions,
                                   grants, exercises/management questions
                                   regarding the stock option database
                                 - Provide "in the money" or exercise
                                   calculations to employee/management


                            (b)  Routine Grant Issuance
                                 - Issuance of stock option grants,
                                   cancellations and exercises

                            (c)  Mailing, Reporting and Miscellaneous Services
                                 - Prepare  standard  monthly  reports  -
                                   options  granted,   options  cancelled,
                                   options     exercised    and    options
                                   outstanding
                                 - Prepare  standard  year-end  reports -
                                   FAS 123  reports -  expense  allocation
                                   report,   outstanding   exercisable  by
                                   price  report,  options/SAR  grants  in
                                   last  fiscal  year  report,   valuation
                                   disclosure   recap  and   valuation  of
                                   options granted report
                                 - Other  standard   year-end  reports  -
                                   stock purchase loan statement  summary,
                                   statement of dividend  equivalent units
                                   ("DEU") in the aggregate
                                 - Standard   end   of   year    employee
                                   statements - summary statement,  option
                                   award  summary,  option  award  summary
                                   with    vesting,    supplemental    DEU
                                   calculation  worksheet,   statement  of
                                   dividend equivalent units, statement of
                                   dividend  equivalent units with vesting
                                   and stock purchase loan statement
                                 - New grant employee statements

                            (d)  Additional Services
                                 - Any additional  services  requested by
                                   the customer, provided by SCGroup which
                                   are  not  described  above  are  to  be
                                   billed  separtely  at an hourly rate of
                                   $50.00 per hour.

                            (e)  Out-of-pocket Expenses
                                 - All  out-of-pocket  expenses  will  be
                                   billed    as    incurred.    Applicable
                                   out-of-pocket  expenses may include but
                                   are not limited to:
                                      - postage, envelopes, labels, forms and
                                        stationery and delivery and
                                        freight charges.

                            (f)  Service Level Standards
                                 - SCGroup shall at all times act in good
                                   faith  and   agrees  to  use  its  best
                                   efforts within  reasonable  time limits
                                   to ensure the  accuracy of all services
                                   performed under the Agreement.
                                 - The following  option  reports will be
                                   mailed  or  e-mailed  by the 8th of the
                                   following month:

                                 - Options Granted, Options Cancelled, Options
                                   Exercised and Options Outstanding
                                 - End of year reports will be mailed
                                   by  January  31 of  the  following
                                   year
                                 - End   of   year    employee
                                   statements   will  be   mailed  by
                                   January 31 of the following year

          2.       Cash Management

                   2.1      Cash Optimization Services
                                 - Daily  forecasting  of cash  needs and excess
                                   cash.
                                 - Invest  and  redeem   excess  cash, as deemed
                                   prudent or  necessary  consistent  with
                                   Company guidelines.
                                 - Manage line of credit borrowing and payment.
                                 - Execute internal funds transfers to
                                   concentrate cash  efficiently.
                                 - Facilitate   payments  for utilities,  taxes,
                                   payroll, and mortgages.
                                 - Fund controlled disbursement checking
                                   accounts.
                                 - Prepare  daily  bank  deposits &  overnight
                                   to concentration account.
                                 - Provide NSF information.
                                 - Provide deposit slips & endorsement   stamps.
                                 - Process   research requests.
                                 - Utilize  bank  earnings credits to the extent
                                   possible or practicable.

                   2.2      Wire Transfers
                                 - Process wire and ACH disbursements.
                                 - Ensure that funds are available for payment.

                   2.3      Special Handling Wire Transfers
                                 - Process  cashiers   checks, foreign  currency
                                   drafts, international wires, late wires, tentative wires, federal reference numbers, incoming wire tracking,and morning deadline wires.

                   2.4      Bank Account Maintenance
                                 - Opening, closing, and changing bank or
                                   investment accounts.
                                 - Maintain account records.
                                 - Daily reconciliation of account activity and
                                   balances.
                                 - Changes to corporate banking resolutions,
                                   certificates of incumbency, and account
                                   signers.
                                 - Negotiate bank prices, review fees and
                                   process for payment.
                                 - Support controlled disbursement/positive pay
                                   accounts, investment accounts,
                                   concentration accounts.
                                 - Provide detailed reports on account activity.
                                - Low  maintenance accounts  such  as  property
                                  accounts (including location codes),  petty
                                  cash accounts, and security deposit accounts are charged as only one-quarter of an account.

                   2.5      Service Level Standards
                               - Wires  will be sent on time  provided  that
                                 the wire request form is completed accurately and submitted by the deadline (noon on
                                 the  day before  for  US  wires,   four  days
                                 ahead  for  international wires).
                               - Morning   payments  are  executed   subject
                                 to receipt of any necessary funding. Late
                                 requests will be processed on a best-efforts basis.
                               - Special handling  instructions will be
                                 followed  provided that the instructions are
                                 included on the disbursement request form.
                               - Service   levels  are   subject   to external
                                 constraints  including,   but  not  limited
                                 to,  receipt   of   information   on   large
                                 dollar transactions, customer's operational
                                 needs, bank availability    schedules,   bank
                                 deadlines, borrowing provisions, and
                                 transaction costs.
                               - Balance,  activity,  and  NSF  reports  will be
                                 provided  daily.
                               - All  investments  executed by Cash Management
                                 will   adhere  to   Company investment
                                 guidelines.
                               - Investment and borrowing decisions will be
                                 made daily and executed in time to meet financial institution deadlines.
                               - Checks  received in cash management by 3 p.m.
                                 will be sent overnight to the bank provided that the transaction costs are lower than the additional interest earnings.

                   2.6      Items Not Covered
                                 - Substantive  changes  such as those resulting
                                   from mergers and acquisitions, the addition of new legal entities, the implementation of new bank services, and new lines of credit.
                                 - Development  of new  cash  management
                                   services (such  as  direct   debit, automated
                                   journal  entries).
                                 - In addition to the wire charges above,  AP
                                   also charges a fee for processing all
                                   disbursements.
                                 - Bank fees are charged to the Company.
                                 - Mail costs (for overnight deposits, deposit
                                   supply mailings etc.) are charged to
                                   the  Company.
                                 - Services   requested  by  customer under this
                                   paragraph  are  billed  separately  at an
                                   hourly    rate of $50 per hour.

          3.       Corporate Tax Administration

                   3.1      Tax Compliance Services
                                 - Preparation of federal and state tax
                                   workpapers for the Company and all domestic subsidiaries/partnerships
                                 - Coordination/scheduling of review of
                                   workpapers and preparation of federal/state tax returns by independent public accounting firms
                                 - Review of tax returns and timely filing with
                                   appropriate federal/state taxing
                                   jurisdictions

                                 - Preparation and timely filing of annual
                                   reports in order to maintain "good standing" in states in which the Company is doing business
                                 - Correspondence  with taxing  authorities on
                                   all   routine    matters    Preparation   of
                                   filing  extensions with all federal/state
                                   jurisdictions for all appropriate entities.
                                 - Timely  preparation  and  filing of forms
                                   1099 related to taxability of dividends,
                                   reporting of dividend/interest     payments,
                                   and    other  miscellaneous payments.

                   3.2      Tax Consulting Services
                                 - Calculation/monitoring of quarterly REIT
                                   income and asset tests to ensure
                                   compliance with REIT requirements
                                 - Preparation/review of periodic taxability
                                   forecasts both as requested and as
                                   recommended to assist management in operating the business
                                 - Calculation of quarterly federal/state
                                   estimated tax calculations and timely
                                   remittance to appropriate taxing
                                   jurisdictions
                                 - Coordination/management and handling of
                                   income tax audits. Will manage and consult with external advisors as appropriate
                                 - Asset optimization planning to include:
                                   - Tax basis analysis
                                   - 1031 issues
                                   - Tracking tax basis of replacement
                                     properties
                                 - Responding to ad-hoc requests/projects for
                                   tax planning consulting as engaged. Will initiate tax planning issues with management where deemed appropriate

                   3.3      Items Not Covered
                                 - Items not included in the fees and services
                                   set  forth  in this  agreement  will be
                                   provided as requested at our normal hourly rates.

                   3.4      Service Level Standards
                                 - Compliance and consulting  work will not
                                   exceed budget  without  prior  consent of the
                                   Company through its designated tax    matters
                                   representative.
                                 - All tax returns will be timely  filed
                                   provided  information  required  to be
                                   furnished by the Company is provided on a timely basis.
          4.       Disbursements

                   4.1      Invoice Processing Services

                            (a)  General
                                 - Process all properly approved and coded
                                   invoices for payment; issue check to
                                   vendor
                                      - Perform back-end audits for policy
                                        compliance
                                      - Enter all invoices into  system
                                      - Update    master   files
                                      - Generate  weekly  check runs
                                      - Match  remittances
                                      - Obtain   authorized  manual  signature
                                        if check amount over $10,000
                                      - Overnight/Special Handling  checks
                                        processed  daily
                                      - Mail   checks
                                      - File   "processed"  invoices

                                      - Issue  positive-pay  bank transmissions
                                        daily
                                  - Purchase Card Administration
                                      - Issue/Change/Cancel  P-Cards
                                      - Issue Cardholders   Statements   Monthly
                                      - Provide Standard P-Card reports on
                                        an as-requested basis
                                      - Provide one custom report  (excess
                                        reports  to be  billed  at  $50.00
                                        each)
                                      - Download  MasterCard transactions to G/L
                                        system monthly  (more than once
                                        monthly to be billed at $50.00 each)
                                      - Prepare payment to Wells Fargo for
                                        P-Card transactions monthly
                                 - Other Services
                                      - Electronic funds processing
                                      - Recurring payment processing
                                      - Returned checks
                                            - Issue void at bank and in system
                                            - Reissue, if necessary
                                      - 1099 reporting compliance

                            (b)  Emergency (Manual) Check Services
                                 - Process   emergency  or  manual  check  as
                                   requested  by  customer
                                 - Overnight/Special Handling   processing
                                 - Mail   checks  per special handling
                                   instructions

                            (c)  AP Compliance (Reject) Program Services
                                 - Prepare reject notification for improperly
                                   completed   vouchers;   return  to  sender
                                 - Oversee and  administer  the AP Compliance
                                   Program
                                 - Monitor  compliance  by  company,
                                   property  and  non-compliance  type
                                 - Review compliance   on  a  monthly   basis
                                   with customer senior management Provide
                                   monthly reports  on all  non-compliance
                                   issues to customer senior management

                            (d)  Stop Payments and Reissued Checks
                                 - Process stop payments; void check in system
                                   and at bank

                            (e)  Service Level Standards
                                 - Invoices processed  within 3 business days
                                   of receipt; payment generated according
                                   to vendor payment terms
                                 - AP Documentation  filed within 48 hours (2
                                   business   days)  of   processing
                                 - Checks disbursed one business day after
                                   issuance
                                 - Customer  Service Calls returned  within 2
                                   business hours; research complete and
                                   resolved within 48 hours (2 business days)
                                 - Void  Check  and  Stop  Payment   Requests
                                   processed  within  48  hours  (2  business
                                   days)
                                 - SODA's  processed  within 3 business
                                   days of receipt

                                 - Emergency Checks disbursed  same  business
                                   day  after   issuance  per special
                                   handling instructions

                   4.2      Accounts Payable Help Desk Services

                            (a)  General
                                 - Answer general  accounts  payable  ("A/P")
                                   Help Desk calls
                                 - Provide  payment status of invoices,  date
                                   paid, check numbers,  etc.
                                 - Provide  residents  information  on  their
                                   refunds
                                 - Provide  Signature  Authorization
                                 - Level     information
                                 - Provide     A/P  Manuals/Stamps  (one Manual
                                   per  property; additional hard copy
                                   manuals to be billed at $15.00 each and
                                   Stamps  to  be  billed  at  cost)
                                 - Provide information  on Common  A/P Forms
                                 - Provide information on A/P Policies and
                                   Procedures
                                 - Perform A/P research as required



                            (b)  Vendor Management
                                 - Process and enter New Vendor  Setup  Forms
                                   (forms  received  must be complete  and
                                   accurate per A/P Manual)
                                 - Update vendor information in vendor database
                                 - MaintainFull-Risk/No-Risk Vendor
                                   Compliance     Program
                                      - Maintain Insurance  Certificates for
                                        full-risk  vendors
                                      - Maintain filing  system for full-risk/
                                        no-risk  vendors
                                 - Prepare Vendor Credit Applications
                                 - Maintain filing system for credit
                                   applications

                            (c)  Service Standards
                                 - New Vendor  Requests  processed  within 48
                                   hours  (2   business   days)  of   receipt
                                 - Customer  Service Calls returned  within 2
                                   business hours; research complete and
                                   resolved within 48 hours (2 business days)

                   4.3      Corporate Travel Center

                            (a)  Corporate Charge Card Administration
                                 - Corporate card application distribution,
                                   processing, card distribution and
                                   account maintenance
                                 - Field calls from cardholders re: card losses
                                   past due accounts, reconciliation questions
                                 - Follow-up calls to delinquent cardholders
                                 - Assistance     in     individual      card
                                   reconciliation  and credit refund research
                                 - Liaison  to AMEX on behalf of  cardholders

                                 - Prepare   and   coordinate   weekly   wire
                                   transfers to AMEX

                            (b)  Corporate Travel
                                 - Manage relationship with Travel Agency
                                   Partner (AMEX)
                                 - Establish and  monitor  operating  service
                                   and financial  agreements and standards
                                   with  vendors  and  customers;  monitor
                                   compliance and performance periodically
                                 - Provide  timely  updates to all  travelers
                                   and travel  planners  on  industry  and
                                   vendor  changes,  as well as  corporate
                                   travel policy updates
                                 - Receive, report and provide follow-up on
                                   service issues from travelers and
                                   travel planners
                                 - Update  and  maintain   corporate   travel
                                   policy manual
                                 - Maintain  Business  Traveler
                                   Profiles
                                 - Approve,   reconcile,   pay  and  charge-back
                                   travel   partner's   direct billings
                                 - Analyze travel data by Company; provide
                                   standard reports to each company on a
                                   quarterly basis
                                 - Monitor travel policy compliance by Company
                                   and provide standard exception
                                   reports to management



                   4.4      T & E Voucher Processing Services

                            (a)  General
                                 - Date stamp all vouchers  received
                                 - Process  new  employee   account  setups
                                 - Code  for correct  general  ledger account
                                 - Enter all vouchers  into  system
                                 - Perform back-end audits for Policy Compliance
                                 - File "processed" expense reports
                                 - Generate   files  for  wire  transfers  to
                                   American  Express  on behalf  of  employee
                                 - Generate employee checks for out-of-pocket
                                   expenses
                                 - Emergency  check  processing and
                                   American   Express  payments
                                 - Process  and   reconcile  employee cash
                                   advances
                                 - Archive files

                            (b)  Service Level Standards
                                 - T&E  processed   within  96  hours  (4
                                   business  days)  of  receipt,   payment
                                   generated and prepared for distribution
                                 - Customer Service inquiries acknowledged
                                   within 2 business hours

                   4.5      Items Not Covered
                                 - Special projects to include:
                                      - Training   of   SCG   affiliated company
                                        employees  on use of A/P  system
                                      - Setup and  training  of  P-card, utilitY
                                        outsourcing programs
                                      - Change in business  structure and
                                        operation  requiring process change
                                      - Travel,  lodging,  car rentals and meals
                                        related to special  projects
                                      - Meetings  with  customers for special
                                        projects
                                      - Consulting  Time for special  projects
                                      - Major  research  projects
                                        (requires    time   outside our  service
                                        description  standards)
                                      - Major copy   projects (major copy
                                        projects requiring time outside our
                                        service  description  and standards)
                                      - Requests from external auditors
                                      - Special Reports and Logs
                                 - Sales and Use Tax Compliance
                                 - Copies of checks, invoices and employee
                                   expense vouchers
                                      - Copies to be billed at $ .20 each
                                      - Full charge card account reconciliation
                                        provided at a rate of $50.00 per hour

          5. Facilities Management (Where services are required to be performed in a specific location, this agreement refers to the El Paso, Texas office at 7777 Market Center Avenue)

                   (a)      National Supply/Service Agreements
                                 - Provide   a   centralized   contact   for the
                                   purchase/lease   of  copy,   fax,   and
                                   postage equipment in   addition  to Steelcase
                                   cube components.
                                 - Assist in the purchase process, and establish
                                   national purchasing agreements for the benefit of the Company.

                   (b)      Access Control System
                                 - Maintain  an  access  control  system for the
                                   benefit of all associates and their guests.
                                 - This is a 24 hour per-day 7 day a week
                                   service
                                 - Requests  for  visitor/guest  access  should
                                   be made 24 hours in advance of the required need.

                   (c)      Reception
                                 - Receive and redirect telephone calls.
                                 - Greet visitors.
                                 - Receive and log in deliveries.
                                 - Switchboard and lobby hours:
                                      - 7:30am -  5:30pm  Monday  through
                                        Thursday
                                      - 7:30am - 5:00pm Friday, or the last
                                        workday of the week.

                   (d)      Mail Center
                                 - Receipt and distribution of USPS mail,
                                   packages, and supplies.
                                 - Prepare for shipment, various items, both
                                   domestic and international, generated by the Company.
                                 - Track mail.
                                 - Additional requirements/service cutoffs:
                                      - All USPS mail items must be received in
                                        the mail room by 4:30pm to guarantee
                                        delivery to the Post Office on the same
                                        day.
                                      - All other shipments must be received in
                                        the  mailroom by 5:00pm to guarantee
                                        delivery to the various carriers the
                                        same day.

                   (e)      Reprographics Center
                                 - Provide   bulk  copy   services   and
                                   booklet preparation.   Special   copy   needs
                                   can  be accommodated   with  24  hour advance
                                   notice.
                                 - Assist in the  maintenance  of self  serve
                                   copy equipment throughout the facility.

                   (f)      Other
                                  - Receive, catalog, and file documentation for
                                    storage in the El Paso  Center.
                                 - Provide facsimile services.
                                 - Fax receipts, i.e. incoming documents, to be
                                   delivered within one hour of receipt
                                   during normal business hours.
                                 - Assist in the maintenance of self serve fax
                                   machines throughout the facility.
                                 - Local purchasing responsibility for day to
                                   day operations need, including office
                                   supplies.
                                 - Provide  basic new  hire and  associates cube
                                   supplies.
                                 - Special Order Items will be billed directly
                                   to the requesting department.
                                 - Housekeeping and janitorial responsibilities
                                   in the Operations and the MIS facilities.
                                 - Prepare  coffee  between  the hours of 7:30am
                                    - 2:00pm.
                                 - Relocation of equipment and cube renovation/
                                   modification
                                 - Conference   room   set-up  and  tear  down
                                   as required.
                                 - General  facility   maintenance  as required.
                                 - Replacement   of   printer  toner cartridges.
                                 - Provide ground transportation needs
                                   for   guests/visitors.
                                 - Provide  pick  up  and delivery of items and
                                   documents.
                                 - Provide basic beverage   service  for
                                   meetings  (six  people  minimum).

                   The services listed, and the respective service levels have been reviewed, staffed, and budgeted accordingly. Service levels or requests that fall outside of this document may be subject to additional charges.

          6.       Human Resources

                   6.1      Health Plan Administration

                            (a)  Administer Health Plan
                                 - Communicate    and   administer   plan
                                   designs.
                                 - Evaluate  plans  for  compliance  with
                                   Section   125,    federal   and   state
                                   requirements.
                                 - Update and distribute Summary Plan
                                   Descriptions.
                                 - Field  and  resolve  complex  employee
                                   benefit  related issues that can not be
                                   resolved by the customer service desk.
                                 - Assist the health plans insurance broker in
                                   the development of accruals.

                                 - Track enrollment information to ensure
                                   compliance and that employees are
                                   enrolled in a timely manner.
                                 - COBRA     administration.      Develop
                                   information packets; send notifications
                                   to terminated employees in the required
                                   time frame.  Collect and track  premium
                                   payments.
                                 - Reconcile premium statements,  prepare
                                   wires and allocate costs appropriately.
                                 - Conduct enrollment  meetings in the El
                                   Paso office for all Company employees.
                                 - Develop,  distribute and convey annual
                                   employee benefits survey results to
                                   management.
                                 - Coordinate   and  conduct   Train  the
                                   Trainer    sessions.
                                 - Develop and distribute employee communication
                                   packets and forms. Develop and produce
                                   health    plan   videos   for   annual
                                   enrollment  and  new  hires.
                                 - Develop presentation    materials   for   all
                                   companies  on medical  plans.
                                 - Prepare and distribute employee communication
                                   packets and forms for annual enrollment.

                            (b)  Leaves   of   Absence   Administration
                                 - Administer   leave  plans.
                                 - Determine  eligibility for leaves.
                                 - Ensure  all proper  notifications  are
                                   processed  and  employee  is  placed on
                                   appropriate leave.
                                 - Ensure legal  compliance with any FMLA
                                   leave.
                                 - Ensure  premium  payments  for
                                   benefits are tracked and received.
                                 - Monitor leave status.
                                 - Process  and forward  claim  paperwork
                                   for STD and LTD.
                                 - Work with carriers to ensure  claims
                                   processed  timely  and correctly.

                            (c)  Vendor Management
                                 - Negotiate contract and rate renewals.
                                 - Manage  vendors  and  ensure  services
                                   provided are meeting company standards.

                            (d)  Items Not Covered
                                 - Prepare  presentation   materials  and
                                   videos in foreign  languages.
                                 - Conduct welfare plan presentations outside of
                                   El Paso.
                                 - Ensure all name  changes and mergers are
                                   accurately reflected in benefit documents and are handled properly and timely.
                                 - Facilitate new companies joining plans.
                                 - Coordinate and research alternate benefit
                                   plans.
                                 - Develop new plan designs or summary plan
                                   descriptions.

                   6.2      401(k)  & NSP  Plan  Administration
                           (a)  Administer  401(k) plan & NSP plan.
                                 - Track and audit eligibility status of
                                   employees.
                                 - Track and audit payroll deductions and
                                   changes.

                                 - Coordinate loan processing for 401(k) plan.
                                   Ensure loan amortization  schedules are
                                   entered into the payroll system.
                                 - Approve hardship withdrawals and ensure
                                   compliance with IRS regulations.
                                 - Process and deposit rollovers in 401(k) plan.
                                   Ensure rollovers are eligible to be received
                                   by the Plan.
                                 - Develop standard presentation materials for
                                   all companies on 401(k) plans.
                                 - Conduct enrollment meetings in the El Paso
                                   office for all local SCG affiliated
                                   companies.
                                 - Ensure    appropriate    participation
                                   eligibility and termination information
                                   is distributed on a timely basis.
                                 - Prepare      necessary      paperwork,
                                   calculations  and prepare  distribution
                                   checks from NSP plans.

                            (b)  Communications
                                 - Coordinate   and   conduct   Train  the
                                   Trainer    sessions.
                                 - Develop    and distribute employee
                                   communication  packets and forms.
                                 - Develop  and  produce  401(k)  for annual
                                   enrollment and new hires.




                            (c)  Vendor Management
                                 - Negotiate contract and rate renewals.
                                 - Manage   vendors   and  ensure   services
                                   provided are meeting Company standards.

                            (d)  Items Not Covered
                                 - Prepare  presentation  materials  and
                                   videos in foreign languages.
                                 - Conduct  401(k) plan presentations outside of
                                   El Paso.
                                 - Ensure all name changes and mergers are
                                   accurately reflected in benefit documents and are handled properly and timely.
                                 - Facilitate new companies joining plans.
                                 - Coordinate and research alternate benefit
                                   plans.
                                 -  Develop new plan designs.

                   6.3      Pre-Employment  Services
                                 - Receive  pre-employment  forms.
                                 - Review for  completeness   and   correctness.
                                 - Create pre-employment   file.
                                 - Evaluate results (credit, criminal, ssn,
                                   employment, education,  DL, drug test)
                                 - Note  results on pre-employment   coversheet.
                                 - Communicate results  to  hiring  manager  via
                                   phone or  e-mail.
                                 - Communicate   any questionable results  via
                                   phone to hiring  manager or HR manager.
                                 - Record recommendation for approval
                                   or non-approval.

                                 - Communicate recommendation to hiring manager via phone or e-mail.
                                 - Track results in monthly  activity  report.
                                 - Send report to  appropriate  HR  personnel.
                                 - Follow up on  non-approved  applicants that
                                   show  an  active  status  in  ADP.
                                 - Set  up property   accounts   with
                                   pre-employment vendors.
                                 - Verify  charges on invoices  from
                                   pre-employment vendors.

                         (a)     Other Customized Services

                                HOMESTEAD VILLAGE
                                 - Drug testing done at property level only.
                                 - Background  information  is only  evaluated
                                   going  back  four   years.
                                 - El  Paso  must communicate  questionable
                                   results directly to the applicant.
                                 - Monthly  activity report is sent to VP's of
                                   Operation.
                                 - Do not inquire on questionable credit.

                   6.4      Compliance

                             (a) Unemployment  claims  services.
                                 - Receive and research  unemployment  claim.
                                 - Contact appropriate manager for  additional
                                   information.
                                 - Process claims.
                                 - Notify  manager  when an appeal  hearing is
                                   scheduled.
                                 - Arrange for  consultation  with vendor.
                                 - Track activity in monthly  report.
                                 - Complete wage audits as received.

                             (b) HR File Room Services
                                 - General   customer   support   -   retrieve
                                   information   from   files.   Receive   and
                                   facilitate   orders   for  HR   forms   and
                                   supplies, including transition boxes.
                                 - Create  personnel  files  as  paperwork  is
                                   received.
                                 - Process  all  filing  received,  including;
                                   active,  terminated,  and benefits  filing.
                                 - Maintain current state and federal posters.

                             (c) Compliance Services
                                 - Assist  HR  representatives  with  employee
                                   relations issues.
                                 - Manage employee relations issues  within  the
                                   El Paso  Center for all companies.
                                 - Investigate    and    prepare
                                   responses   for   EEOC   claims   for   all
                                   companies.
                                 - Track and  report  all  pending
                                   claims monthly to each company, and Risk
                                   Management.
                                 - Coordinate  all issues  involving  attorney
                                   representation.

                             (d) Other Customized Services

                                ALL COMPANIES
                                 - Variations    on    standard    new    hire
                                   packet/forms.

                   6.5      HR Help Desk
                                 - Provide  customer  service  via  telephone,
                                   e-mail,  and  voice  mail.
                                 - Track  incoming calls  by  logging   into
                                   Utopia   system.
                                 - Requests   processed  within  24  hours  of
                                   receipt.
                                 - Customer  service calls  returned
                                   within 2 business hours. Research completed and resolved within 48 business hours.

                   6.6      Performance Review & Compensation Services

                           (a) External and Internal  Market Data Analysis
                                 - Identify and  participate  in  compensation
                                   surveys.
                                 - Prepare salary recommendations for
                                   new-hires.
                                 - Provide job matching and market
                                   interpretation.

                           (b) Job Classification/Documentation
                                 - Consult on classification of new/existing
                                   positions.
                                 - Provide advice and assistance on preparation
                                   of job descriptions.
                                 - Maintain organization-wide file of
                                   descriptions/classifications currently in use.
                                 - Assist in implementation and maintenance of
                                   position coding system on the HRIS.

                           (c) Data Management/Analysis
                                 - Process and provide current and historical
                                   employee compensation information.
                                 - Serve as liaison between payroll, HRIS and
                                   affiliates on year-end or other
                                   periodic salary and bonus processing.
                                 - International compensation process, initial
                                   expatriate    compensation   schedule,   and
                                   quarterly updates.

                           (d) Items Not Covered
                                 - Provide      consulting      on      salary
                                   administration,    performance   management,
                                   compensation   compliance  (e.g.  FLSA)  and
                                   related  matters.   (Most  services  require
                                   significant  involvement of appropriate line
                                   and/or HR personnel within the affiliate.)
                                 - Job Descriptions
                                 - Design    and    Implementation    of   Job
                                   Classification   System   Establishment  of
                                   Salary   Ranges;    Salary   Administration
                                   Guidelines   Participation   in  Additional
                                   Salary   Surveys   Requested  by  Affiliate
                                 - Incentive Plan Design,  Administration,  or
                                   Oversight
                                 - Extensive,    Fully-customized
                                   Periodic    Salary    Increase   or   Bonus
                                   Worksheets
                                 - Ad-hoc   Analyses   of   High
                                   Complexity  or  Broad  Scope  and  Duration

                                 - Establish  expatriates with foreign payroll
                                   company Consult with expatriates on variety of issues; provide information to all involved parties.
                                 - Compensation Trend Analysis (limited by
                                   available data and historical
                                   consistency of job classification system)

                   6.7      Relocation Services

                            (a)  Domestic and International Relocation Services
                                 - Make initial contact with relocatee and
                                   explain eligible benefits.
                                 - Serve as the Company contact for all outside
                                   vendors to apply Company  policy.
                                 - Set up all travel for relocating employees.
                               - Locally issue all relocation funds or stipends.
                               - Arrange for U-Haul moves.
                               - Oversee employee home buyout program.
                               - Sponsor all international secondment activities
                                 for overseas assignments.
                               - Forward  appropriate forms for expense
                                 processing  and audit  all  bills  from
                                 outsourced vendors.
                               - Prepare relocation accruals.
                               - Complete relocation data for budget forecasts.
                               - Facilitate  the  payroll  department's
                                 year-end tax  gross-ups for all taxable
                                 relocation expenses.
                               - Provide vendor management services.
                               - Provide or coordinate  through vendor,
                                 rental  assistance,   household  goods,
                                 move  management,  expense  processing,
                                 policy  counseling,  temporary  living,
                                 and home search assistance.

                            (b)  Items Not Covered
                                 - Resubmission of immigration  paperwork
                                   for  employees  re-seconded  to  a  new
                                   international  sight while currently on
                                   international assignment.
                                 - Process  international  wire transfers
                                   (international   "swift"  numbers)  for
                                   rent payments abroad.
                                 - Rewriting or transferring incorrectly filed
                                   relocation expense reports.
                                 - Processing two or more homes through the Home
                                   Buy Out program for one employee transfer.
                                 - Processing   requests   for   itemized
                                   year-end  tax  "gross-up"   information
                                   beyond  what  the  law  requires  us to
                                   provide.
                                 - Providing   regional  Cost  of  Living
                                   Analysis  (COLAS)  acquired and charged
                                   through   the   Associates   Relocation
                                   Management Group.
                                 - Specialty Immigration Services.
                                 - H1B's, processing of expired work or student
                                   visas.

                   6.8      Database Management Services
                                 - Maintain   database   information on employee
                                   documentation.

                                 - System Administration for human resources,
                                   benefits and  payroll.
                                 - Prepare and comply  with   government
                                   reporting: EEO-1,  VETS100 and Census Bureau.
                                 - Process Employment Verifications.
                                 - Review hiring paperwork for company
                                   compliance (I-9's, W-4's, Applications, etc.).
                                 - Maintain  current  new hire  forms  via
                                   public  folders, corporate service intranet.
                                 - Maintain  company  wide  telephone directory.
                                 - Administer exit surveys.

                   6.9      HRIS Reports
                                 - Standard   report   processing   delivered
                                   by PeopleSoft   as   defined   by  the
                                   HR/Payroll        Implementation Team.

                                (a) Items Not Covered
                                 - Additional  reports not  delivered by
                                   PeopleSoft.

                   6.10 Recruitment Services (Where services are required to be performed in a specific location, this agreement refers to the El Paso, Texas office at 7777 Market Center Avenue.)

                           (a)  Resume Management
                                 - Receive resumes,  log into central database
                                   and   send   notification   cards   to   all
                                   applicants.

                           (b)   Employment Process
                                 - Accept open position  forms and post to the
                                   weekly posting.
                                 - Update the Career Opportunities Jobline,
                                   Security Capital Group Incorporated
                                   Web Page.
                                 - Review and screen  applicants  for position
                                   requirements.
                                 - Schedule    interviews   with   applicants,
                                   prepare  interview  packets  and  forward to
                                   hiring manager.
                                 - If out of town  applicant,  ensure that all
                                   receipts  are  received  and expense form is
                                   completed.
                                 - In conjunction  with hiring  manager,  make
                                   conditional    offers   of   employment   to
                                   candidate and generate offer letters.
                                 - Schedule   new  hire   for   pre-employment
                                   testing.
                                 - Send   rejection   letters   to
                                   applicants after acceptance of offer.

                           (c)   New Hire Process
                                 - Ensure the candidate resume,  offer letter,
                                   and completed  application are in employee's
                                   file.
                                 - Submit  new  hire  to  pre-employment   for
                                   processing.
                                 - Create  new  hire  agenda  for  orientation
                                   (name, date, company, supervisor).
                                 - Send out email  announcing  new hire  (name,
                                   title, supervisor,   company,   cube  #).
                                 - Notify candidate of pre-employment results
                                   and new   hire orientation.
                                 - Conduct new hire orientation.

                                 - Ensure new employees  complete all required
                                   paperwork and forward to HR File Room.

                           (d)   Advertisement  and  Recruitment  Strategies
                                 - Manage,  develop and  implement  recruiting
                                   strategies.   In  conjunction  with  hiring
                                   manager,     prepare    and    place    all
                                   advertisements for  open positions.
                                 - Review Monster Board Internet system for
                                   appropriate candidates.
                                 - Attend Professional and College Job Fairs to
                                   source candidates.
                                 - Coordinate College Relations and Recruiting
                                   activities including: on-campus
                                   interviews, Co-op/Internship program, mentor
                                   program, scholarship program, and
                                   student/faculty relationships.
                                 - Act  as  liaison   with   external   search
                                   agencies.

                           (e)   Temporary Employee Requests
                                 - Coordinate    with   manager   to   discuss
                                   temporary position  requirements and contact
                                   temporary agencies to request personnel.
                                 - Interview  temporary  employee  candidates.
                                   Process all temporary employee invoices.

                           (f)   Voluntary Exits
                                 - Receive notification or letter of resignation
                                   from employee.
                                 - Process exit paperwork and provide HR
                                   Customer Service Representative with
                                   exiting employee name to generate a Cobra letter, if needed.
                                 - Conduct Exit Interview with employee.
                                 - Obtain building access card, credit and phone
                                   cards, office equipment and
                                   forward to facilities.
                                 - Provide exit survey information to manager,
                                   as necessary.

          7.       Internal Audit

                   The Internal Audit Department provides services to Shared Service Clients based upon detailed Internal Audit Plans (the "Audit Plan"). The Audit Plan will explain the type of services to be provided, specific audit objectives and cost to complete the plan.

                   To ensure the highest risks of the organization are adequately addresses, audit plans are based upon a comprehensive risk assessment model and management input. All Audit Plans are presented to client management for review and approval, and then to the Audit Committee (for publicly traded companies) for final approval.

                   To provide the highest level of service in meeting the Audit Plan, Internal Audit takes the following steps:

                   - Audits will be performed  in an  objective  manner with
                     due   professional   care.   Audits  are   conducted  in
                     accordance with the Institute of Internal Auditors Professional Standards.
                   - Significant  departures  from the  audit  plan  will be
                     communicated to management for approval in advance of completing the audit work.
                   - We will  strive  to  conduct  the  audits  in the  most
                     efficient and effective manner possible, both in the utilization of audit staff and travel expenditures.
                   - For any audit requests  outside the Audit Plan, we will
                     prepare detailed audit proposals for management approval prior to the performance of any audit work.
                   - We will coordinate our work with the Company's external
                     audit firm to ensure maximum audit coverage and prevent duplication of effort.
                   - If the  Internal  Audit  Department  does  not  possess
                     specialized skills necessary for any audit, we will retain professionals with the required skills to perform the work.
                   - We will strive to  constantly  improve  internal  audit
                     services, by seeking customer input and monitoring "best practice" audit techniques.

          8.       Legal
                   - Coordination,  negotiation  and  review  of  securities
                     offering documentation Coordination, negotiation and review of loan agreements and other financing matters
                   - Coordination of NASD compliance matters Coordination of
                   - SEC  compliance  matters  and reports  Coordination  of
                     shareholder  matters
                   - Coordination of stock  exchanges'
                     compliance matters
                   - Coordination, negotiation and review of transaction  and contract  matters
                   - Coordination  of documentation  for  meetings of board of directors  or  board of trustees
                   - Drafting of resolutions
                     for board of directors  or  board of  trustees
                   - Review  of employee benefit  matters
                   - Review  of  employment  policies
                     and matters
                   - Litigation   coordination
                   - Review  of  press
                     releases Liaison with outside law firms
                   - Coordination of  legal billing

          9.       Management Information Systems

                   9.1      Applications Integration

                            (a) Projects/ Support services include:
                                - Technology   solution  planning,   design,
                                  development  and  implementation  services
                                - Application  production  support  services
                                - Third level help desk  support and inquiry
                                  resolution

                            (b)  Service Level Standards:
                                - Post implementation  customer satisfaction
                                  reviews at an average  minimum score of
                                  3.5 out of a possible  5,  on-time  and
                                  on-budget  within 20% for new  projects
                                  started after 3/1/99

                   9.2      Training

                            (a) Technology training services include:
                                - Conduct instructor-led  classroom training
                                  on  desktop   work   products
                                - Administer training  center  classrooms  for
                                  internal and external technology-based classes
                                - Research, evaluate, administer, deploy and
                                  maintain alternative training resources
                                  to  include  computer  based  training,
                                  video and audio based training
                                - Conduct off-site  training as requested by
                                  customer
                                - Administer       third-party
                                  instructors   and  curriculum
                                - Administer
                                  computer training equipment pool

                            (b) Service Level Standards:
                                - For on-site  training,  post  training
                                  evaluations at an average minimum score
                                  of 4 out of a possible 5.

                   9.3      Technical Writing

                            (a) A staff of three technical writers provide
                                services    to    customers     including:
                                - Converting paper documents to professional
                                  standard electronic, HTML format and
                                  on-line help  reference for  electronic
                                  publishing
                                - Develop and administer desktop
                                  templates for document standards
                                - Work with applications   integration
                                  personnel  in developing user training guides

                            (b) Service Level Standards
                                - Post implementation  customer satisfaction
                                  reviews at an average  minimum score of
                                  3.5 out of a possible  5,  on-time  and
                                  on-budget  within 20% for new  projects
                                  started after 3/1/99

                   9.4      Data Center Operations

                            (a) Data Center operations services include:
                                - Research,     evaluate     and     support
                                  enterprise-wide   computer   hardware  and
                                  software
                                - Install,  monitor  and  maintain
                                  network   servers  and  systems   software
                                - Integrate  system  hardware  and  software
                                  with   desktop   hardware   and   software
                                - Disaster    recovery   planning   Database
                                  administration
                                - E-mail    administration
                                - Internet  access  administration

                                - LAN/ WAN
                                  administration
                                - Password/     security
                                  administration

                   9.5      Telecommunications Voice Networks
                                - Acquisition and standardization of voice,
                                  voicemail, video, networks, wiring,
                                  paging and cellular services
                                - Implementation and administration of all
                                  telephony services (limited to long
                                  distance admin. at homestead properties)
                                - Enterprise  wide  strategic  planning for
                                  voice and  data  services  National  vendor
                                  contract negotiations   and   administration
                                  Disaster     recovery planning

                   9.6       Office  Setup and  Support
                                -  New office  opening  technology    planning
                                -  New   office   opening
                                   technology set up and coordination

                   9.7      Vendor Management and Administration
                                - Equipment Purchasing coordination
                                - Desktop support  oversight/administration for
                                  adds, moves and changes and break, fix
                                - Shipping and receiving coordination
                                - Sourcing management, including  RFP,
                                  evaluation,   negotiation  and transition and
                                  implementation coordination

                   9.8      Second line help desk
                                - Provide second call resolution for technology
                                  related problems and questions as
                                  they occur
                                - Provide first call resolution for PeopleSoft
                                  and Telecommunications related problems and questions as they occur
                                - Participate in service center activities and
                                  disaster recovery planning

                   9.9      PeopleSoft  Operations
                                - Manage operations for HP servers
                                - Performance/    capacity    planning
                                - PeopleSoft  production  support
                                - DBA support for   Oracle database
                                - Post   production   application enhancements/
                                  upgrades and custom  reports\
                                - Also included in  the  PeopleSoft  Operations
                                  costs is the Unix server depreciation, Oracle license amortization and related maintenance fees

          10.      Payroll Processing

                   (a)      Administrative Services
                                - Administrative  Services  as Payroll Agent for
                                  the Company.
                                - Collect and process time and other
                                  payroll  data  (bonuses,   commissions,  etc).
                                - Process Short Term Disability  payments
                                - Process  manual checks when necessary
                                - Maintain  payroll
                                  database
                                - Produce and  distribute  paychecks to
                                  employees work  location.

                                - Maintain and process  vacation and sick
                                  balances by employee
                                - Process benefit  deductions
                                - Process  garnishments  and
                                  remit funds to proper agency

                   (b)      Direct Deposit/Ready Pay Administration
                                - Assure direct deposits are set up with
                                  employees's bank and properly prenoted.
                                - Produce and distribute statement of earnings

                   (c)      Payroll Tax Services
                                - Process  tax  deductions  and  remit funds to
                                  appropriate  taxing  agency
                                - Ensure tax returns  and government  regulatory
                                  reportings are filed
                                - Complete   state   applications   and  set  up
                                  appropriate withholding, unemployment and other accounts are set up.
                                - Process and distribute W-2's
                                - Assist in Payroll Audits

                   (d)      Items Not Covered
                               - Items not  included in the  services  set forth
                                above including, but not limited to, distribution of pamplets and other documents with paychecks, Home address or special mailing of checks to other than the work location, and duplicate W2's, or any services associated with a special project are to be billed separately.

                   (e)      Service Level Standards
                               - Shared Services  Payroll  Department  shall use
                                its best efforts within reasonable limits to insure the accuracy of services performed and the timeliness of paychecks delivered.

          11.      Property Tax Administration

                   11.1     Appeal Management and Administration

                           (a)  Administration  and Tax Bill Payment
                                - Addition of all customer  properties to the
                                  database  for  tracking  upon receipt of all
                                  necessary   data  from   customer,   ongoing
                                  maintenance of the Property Tax database.
                                - Securing  and  auditing of all property tax
                                  bills prior to delinquency date.
                                - Posting of  payments at the latest  practical
                                  date for      optimal cash management.
                                - Property tax bills processed  and paid timely.
                                - Send,  receive  and  respond  to  all
                                  correspondence  with
                                  assessing authorities and taxing entities.
                                - Track  and  ensure  that  all  refunds  are
                                  collected.
                                - Provide  status  reports to  customers on a
                                  monthly   basis,    summarizing    assessed,
                                  proposed    and    final    values,     with
                                  corresponding tax amounts,  including appeal
                                  status   information,   on  a  property   by
                                  property basis.

                           (b)   Appeal Management
                                 - Annually  review and  negotiate  consulting
                                   agreements  to ensure  that the  customer is
                                   receiving  the  most   comprehensive   local
                                   representation at the most reasonable cost.
                                 - Coordinate with  appropriate  consultant or
                                   governmental  agency to ensure any necessary
                                   personal  property  compliance and rendition
                                   filing are completed timely.
                                 - Request   from   customer   all   necessary
                                   information and timely supply information to
                                   designated  consultant  for review of appeal
                                   possibilities.
                                 - Analyze and determine the most aggressive
                                   approach to limit customers property
                                   tax liability
                                 - Coordinate     periodic    meetings    with
                                   consultants to review appeal possibilities and establish mutually agreed upon target values.
                                 - Monitor  progress  and  communicate  appeal
                                   results to customer upon completion.

                   11.2     Research and Consulting

                           (a)  Research - Pre-Acquisition/Development
                                - At  customer's  request,   investigate  and
                                  inform  customer units of certain  proactive
                                  options that can reduce or eliminate certain
                                  taxes and fees.
                                 - Assist  in   prorating   calculations   for
                                   property closings.

                           (b)  Consulting
                                - Provide  budgeting and forecasting  support
                                  for  customer  units  upon  request.   These
                                  customized   reports  include  but  are  not
                                  limited  to; cash flow  projections,  budget
                                  and forecasts,  accrual  estimates and other
                                  management reporting needs.
                                - Includes   any   requested   services   not
                                  described   in   appeal    management    and
                                  administration.



          12.      Risk Management

                   12.1     Insurance Policy Procurement
                            - Obtain new and renewal insurance quotations
                              for all property and casualty coverages Meet with customer to determine coverage, limit, deductible, and service requirements
                                - Prepare underwriting submission and send to
                                  markets
                                - Meet with key  underwriters
                                - Answer underwriting  questions
                                - Negotiate coverage, rates,  policy  terms and
                                  conditions,  and services
                                - Evaluate   insurer   reliability
                                - Prepare  insurance  proposal and present to
                                  customer.

                            - Review policies for accuracy and maintain  them
                                - Verify  policy  terms  and  conditions  are
                                  consistent   with   quote
                                - Review   policy endorsements for accuracy and
                                  file
                                - Maintain  original policy
                            - Process certificate of insurance requests
                            - Process premium invoices and provide breakdown
                              of premium by property, company or
                              as applicable
                            - Prepare annual insurance budget
                            - Review insurance contracts for compliance
                            - Review    insurance    contracts    and   make
                              recommendations  concerning risk
                              acceptability.
                              (The Risk  Management  Department  does not
                               make    management decisions.)
                            - Answer coverage questions
                            - Maintain standard SCGroup Underwriting
                              Database for all existing properties to
                              include:
                                - Property  name,  address and location  code
                                - Building  and  contents  values
                                - Estimated annual rent/revenue
                                - Square     footage/number of units
                                - Construction type Roof composition
                                - Year  built
                                - Flood  and  earthquake   zones
                                - Payroll Vehicles
                            - Update  underwriting  database  on  a  quarterly
                              basis to reflect newly acquired and developed properties, sales, and other activity

                   12.2     Claims Administration

                           (a) Manage claim and litigation process for all insured claims and lawsuits
                                - Report claims to appropriate carrier or third
                                  party adminstrator
                                - Notify customer of losses in excess of $25,000
                                  and keep apprised of claim status
                                - Set up claim file
                                - Enter claim in RMIS OMEGA system
                                - Assist with coverage determination
                                - Assign legal counsel on lawsuits
                                - Complete interrogatories as needed
                                - Assist legal counsel in obtaining discovery
                                  documents
                                - Review and maintain copies of all
                                  correspondence and related documents
                                  associated with claim/lawsuit
                                - Participate in claim settlement discussions
                                - Request settlement approval from customer on
                                  general liability claims of $2,500
                                  and above
                                - Monitor insured claims and lawsuits to
                                  conclusion

                           (b)  Process Claim Payments
                                - Review invoices with claim documents to ensure
                                  amounts are accurate and justified
                                - Obtain  signatures for approval as required
                                - Complete  check  request form Enter invoice
                                  data in RMIS OMEGA system

                           (c)  Issue Loss Reports
                                - Issue   monthly    reports   for   workers'
                                  compensation  open claims
                                - Issue semi-annual
                                  reports for property, casualty and workers'
                                   compensation  claims and lawsuits

                           (d)  Maintain RMIS OMEGA claim database to include
                                - Claimant name
                                - Claim number
                                - Date of loss
                                - Property name and location code
                                - Claim amount (paid and reserved)
                                 - Description of loss
                                 - Status of claim (open or closed)

                   12.3     Bond Procurement and Maintenance

                           (a)  Facilitate  issuance and  execution of bond
                                indemnification     agreements
                                - Negotiate account rates annually
                                - Process  requests for bonds
                                - Set up bond  file and  enter  data in
                                  RMIS OMEGA  system
                                - Renew bonds as required  by obligee

                           (b) Process Bond Invoices
                                - Review bond premium invoices for accuracy
                                - Enter invoice information in RMIS OMEGA system
                                - Complete check requests

                           (c) Maintain RMIS OMEGA bond database to include the following
                                - Bond number
                                - Surety company
                                - Bond amount
                                - Bond type and description
                                - Property name and address
                                - Bond rate and premium
                                - Obligee name and address
                                - Effective dates of coverage

          13.      Special Projects
                   - Direction  and  support  of all  special
                     projects, as requested and authorized in advance by the Company.
                   - Special  projects  are  outside  the scope of
                     services provided by SCGroup. If SCGroup and Company determine that SCGroup has the personnel with the qualifications and time necessary to complete the special project requested by Company with due professional care and competence, SCGroup and Company will agree to an hourly billing rate for such services.

                                   APPENDIX A


APPENDIX TO SCHEDULE E OF THE ADMINISTRATIVE SERVICES AGREEMENT BETWEEN SCGROUP INCORPORATED (SCGROUP) AND HOMESTEAD VILLAGE INCORPORATED (COMPANY), ORIGINAL AGREEMENT DATED OCTOBER 15, 1996.



SCGroup Service Manager responsible for managing the respective rights and obligations of the parties:

                      J. Robert Hutchison
                      SCGroup Incorporated
                      7777 Market Center Avenue
                      El Paso, TX  79912

                      Phone:  915-877-5941
                      Fax:  915-877-3301


Company Service Manager responsible for managing the respective rights and obligations of the parties:


                      Bryan J. Flanagan
                      Homestead Village Incorporated
                      7777 Market Center Avenue
                      El Paso, TX  79912

                      Phone:  915-877-1891
                      Fax:  915-877-3301